UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT JANUARY 3, 2001

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE 59-2663954
   ----------------------------------   ---------     --------------------------
   (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)


              2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA 33445

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A



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ITEM 5.  OTHER EVENTS

On January 3, 2001, Office Depot Inc. issued a press release announcing certain strategic changes for the company and also disclosing its plans to take a charge to earnings for the fourth fiscal quarter of its 2000 fiscal year. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Copy of Office Depot, Inc.'s January 3, 2001 Press Release.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  January 3, 2001                              By: /S/ DAVID C. FANNIN



                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel